Hit Discovery Divestiture - Carrying Value of Assets and Liabilities included in Sale to Integral Health (Detail) $ in Thousands	Sep. 30, 2020 USD ($)
Assets:
Prepaid expenses and other current assets	$ 1,117
Property and equipment, net	2,398
Other assets	125
Disposal Group, Including Discontinued Operation, Assets	3,640
Liabilities:
Accounts payable	159
Deferred revenue	1,239
Disposal Group, Including Discontinued Operation, Liabilities	1,398
Net assets sold	$ 2,242